Exhibit 10.03

CROSS-DEFAULT CROSS COLLATERALIZATION AGREEMENT

THIS CROSS-DEFAULT CROSS COLLATERALIZATION AGREEMENT (“Agreement”) is made to be effective as of November [*], 2025 by and among BALLENGEE GROUP, LLC, a Texas limited liability company (“Ballengee Group”); 2278 MONITOR, LLC, a Texas limited liability company (“B Real Estate” and together with Ballengee Group and their respective successors and assigns, the “Entities”); and TEXAS SECURITY BANK (together with its successors and assigns, the “Lender”).

RECITALS

A. Lender made or may in the future make loans to Ballengee Group (the “Ballengee Group Loan”) pursuant to the terms of that certain Loan Agreement dated November [*], 2025, executed by Ballengee Group and Lender (as may be amended, the “Ballengee Group Loan Agreement” and, collectively with the other Loan Documents as defined in the Ballengee Group Loan Agreement, the “Ballengee Group Loan Documents”). In connection with the Ballengee Group Loan Documents, Ballengee Group executed that certain Pledge and Security Agreement dated on or about November [*], 2025 (as may be amended, the “Ballengee Group Security Agreement”) which granted a security interest to Lender in the assets of Ballengee Group (the “Ballengee Group Property”).

B. Lender made and may in the future make loans to B Real Estate (collectively, the “B Real Estate Loan”) pursuant to the terms of that certain Loan Agreement dated to be effective on or about November [*], 2025 (as may be amended, the “B Real Estate Loan Agreement” and, collectively with any and all other documents, instruments, and agreements entered into in connection therewith, the “B Real Estate Loan Documents”). In connection therewith, B Real Estate granted and may in the future grant a security interest to Lender in certain real property, including the real property described on Exhibit A attached hereto, pursuant to that certain Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents dated to be effective on or about November [*], 2025 executed by B Real Estate (the “B Real Estate Property”). The obligations and liabilities of B Real Estate to Lender under the B Real Estate Loan Documents has been guaranteed by, among others, Ballengee Group pursuant to the terms of that certain Guaranty Agreement dated to be effective on or about November [*], 2025 executed by Ballengee Group in favor of Lender.

C. The entering into this Agreement is a condition precedent to Lender executing the Ballengee Group Loan Agreement and the Be Real Estate Loan Agreement.

D. The value of the consideration and benefit received and to be received by the Entities, directly or indirectly, as a result of Lender’s continued extension of credit to the Entities is a substantial and direct benefit to each of the Entities.

E. Notwithstanding anything to the contrary set forth in the Ballengee Group Loan Documents or the B Real Estate Loan Documents, the documents, agreements, instruments and security interests entered into from time to time by the Entities (or any of them) in connection with the Ballengee Group Loan and the B Real Estate Loan are intended to be cross-defaulted and cross collateralized.

AGREEMENT

NOW, THEREFORE, in consideration of the Ballengee Group Loan, the B Real Estate Loan, and other good and valuable consideration, the receipt of sufficiency of which are hereby acknowledged and confessed, each of the undersigned agrees as follows:

1. Each of the Entities agrees that that, notwithstanding anything to the contrary contained in the Ballengee Group Loan Documents or the B Real Estate Loan Documents:

(a) a default or event of default under any B Real Estate Loan Document is also a default and event of default under the Ballengee Group Loan Documents;

(b) a default or event of default under any Ballengee Group Loan Document is also a default and event of default under the B Real Estate Loan Documents;

(c) the collateral and security interests granted under the B Real Estate Loan Documents, including the B Real Estate Property, secure the obligations and liabilities of (i) B Real Estate now or hereafter outstanding under the B Real Estate Loan Documents, and (ii) Ballengee Group now or hereafter outstanding under the Ballengee Group Loan Documents; and

(d) the collateral and security interests granted under the Ballengee Group Loan Documents, including the Ballengee Group Property, secure the obligations and liabilities of (i) Ballengee Group now or hereafter outstanding under the Ballengee Group Loan Documents, and (ii) B Real Estate now or hereafter outstanding under the B Real Estate Loan Documents.

2. This Agreement shall be construed according to the laws of the State of Texas.

3. This Agreement shall be binding upon the successors and assigns of the Entities, and the rights and privileges of Lender under this Agreement shall inure to the benefit of the successors and assigns of Lender and its affiliates.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first written above.

ENTITIES:

Ballengee Group, LLC,
a Texas limited liability company

By:

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

The foregoing instrument was acknowledged before me this __ day of November, 2025, by James H. Ballengee, Manager of Ballengee Group, LLC, a Texas limited liability company, on behalf of said entity.

Notary Public in and for the State of Texas
Printed Name:__________________
My Commission Expires:_________

CROSS-DEFAULT CROSS COLLATERALIZATION AGREEMENT – Signature Page

2278 MONITOR, LLC,
a Texas limited liability company

By:	BSG Holdings, LLC,
a Texas limited liability company
Its manager

By:

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

The foregoing instrument was acknowledged before me this __ day of November, 2025, by James H. Ballengee, Manager of BSG Holdings, LLC, a Texas limited liability company, the Manger of 2278 Monitor, LLC, a Texas limited liability company, on behalf of said entity.

Notary Public in and for the State of Texas
Printed Name:__________________
My Commission Expires:__________

CROSS-DEFAULT CROSS COLLATERALIZATION AGREEMENT – Signature Page

LENDER:

TEXAS SECURITY BANK,
a Texas state bank

By:

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

The foregoing instrument was acknowledged before me this __ day of November, 2025, by Kaden Dalton, Relationship Manager of Texas Security Bank, on behalf of said entity.

Notary Public in and for the State of Texas
Printed Name:___________________
My Commission Expires:__________

CROSS-DEFAULT CROSS COLLATERALIZATION AGREEMENT – Signature Page

EXHIBIT A

LAND DESCRIPTION

CROSS-DEFAULT CROSS COLLATERALIZATION AGREEMENT